Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16. Commitments and Contingencies
a)Vessels Under Construction and Upgrades
Teekay LNG's share of commitments to fund equipment installation and other construction contract costs as at December 31, 2020 are as follows:

	Total	2021	2022
	$	$	$
Consolidated LNG carriers (i)	40,312	24,760	15,552
Bahrain LNG Joint Venture (ii)	11,339	11,339	—
	51,651	36,099	15,552
(i)In June 2019, Teekay LNG entered into an agreement with a contractor to supply reliquefaction equipment on certain of Teekay LNG's carriers in 2021 and 2022, for an estimated installed cost of $59.5 million. As at December 31, 2020, the estimated remaining cost of these installations was $40.3 million.
(ii)Teekay LNG has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain. As at December 31, 2020, Teekay LNG's proportionate share of the estimated remaining cost of $11.3 million relates to the final construction installment on the LNG terminal. The Bahrain LNG Joint Venture has remaining debt financing of $24.0 million, of which $7.0 million relates to Teekay LNG's proportionate share of the construction commitments included in the table above.
b)Liquidity
Management is required to assess if the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Company had consolidated net income of $91.0 million and $984.0 million of consolidated cash flows from operating activities during the year ended December 31, 2020 and ended the year with a working capital deficit of $213.1 million. This working capital deficit included approximately $261.4 million related to scheduled maturities and repayments of debt in the next 12 months.

Based on the Company’s liquidity at the date these consolidated financial statements were issued, the liquidity the Company expects to generate from operations over the following year, the dividends it expects to receive from its equity-accounted joint ventures, and expected debt refinancings, the Company expects that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.
c)Legal Proceedings and Claims
The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

The Tangguh Joint Venture is currently undergoing a tax audit related to its tax returns filed for the 2010 and subsequent fiscal years. The UK taxing authority has challenged the deductibility of certain transactions not directly related to the long funding lease and the Tangguh Joint Venture has recorded a provision of $1.6 million in 2017 (of which Teekay LNG’s 70% share is $1.1 million) which is presented net of income tax receivable in accounts receivable in the Company's consolidated balance sheets as at December 31, 2020 (December 31, 2019 - $1.6 million recorded in accrued liabilities).
d)Other
The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.
Teekay LNG guarantees its proportionate share of certain loan facilities and obligations on interest rate swaps for its equity-accounted joint ventures for which the aggregate principal amount of the loan facilities and fair value of the interest rate swaps as at December 31, 2020 was $1.4 billion. As at December 31, 2020, with the exception of a debt service coverage ratio breach for one of the vessels in the Angola Joint Venture, Teekay LNG's equity-accounted joint ventures were in compliance with all covenants relating to these loan facilities that Teekay LNG guarantees. In March 2021, the Angola Joint Venture obtained a waiver for the covenant requirement that was not met at December 31, 2020.